UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, Texas, 75038

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (214) 453-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On August 21, 2017, HMS Holdings Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results.

1.       Proposal One – Election of Class II Directors

The stockholders elected each of the following individuals as a Class II director to hold office for a two-year term expiring on the date of the Company’s 2019 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Name	For	Against	Abstain	Broker Non- Votes
William F. Miller III	72,878,185	667,236	13,466	-0-
Ellen A. Rudnick	52,920,657	20,036,325	601,905	-0-
Richard H. Stowe	72,082,665	1,462,687	13,535	-0-
Cora M. Tellez	57,149,005	16,399,382	10,500	-0-

2.        Proposal Two – Advisory Approval of the Company’s 2016 Executive Compensation

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2016, as described in the proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non- Votes
51,438,112	22,100,877	19,898	-0-

3.       Proposal Three – Advisory Approval of the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved, on an advisory basis, a frequency of every one year for future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
60,413,893	31,258	13,100,087	13,649

After considering the results of the stockholder vote at the Annual Meeting, the Board of Directors has determined that the Company will continue to hold an annual advisory vote on executive compensation until the next advisory vote on the frequency of such votes, which is required to occur no later than the Company’s 2023 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: August 23, 2017	By:	/s/ Meredith W. Bjorck
Meredith W. Bjorck
Executive Vice President, General Counsel
and Secretary